+
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): July 24, 2006

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 24, 2006, First Merchants Corporation issued a press release to report its financial results for the second quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated July 24, 2006, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  July 24, 2006

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated July 24, 2006, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                       Press Release, dated July 24, 2006

N / E / W / S     R / E / L / E / A / S / E

July 24, 2006

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES YEAR TO DATE EARNINGS PER SHARE INCREASE OF 2.6 PERCENT

First Merchants Corporation (NASDAQ - FRME) has reported year-to-date diluted earnings per share totaling $.80, a 2.6 percent increase over $.78 recorded in 2005. Net income for the six months ended June 30, 2006 totaled $14.8 million compared to $14.5 million in 2005.

Second quarter diluted earnings per share of $.39, a $.04 decline from second quarter earnings per share of $.43 in 2005. Net income for the quarter totaled $7.3 million compared to $7.9 million in 2005.

Total assets reached a record $3.4 billion at quarter-end, an increase of $207 million, or 6.5 percent from June 30, 2005. Loans and investments, the Corporation's primary earning assets, totaled $3.1 billion, an increase of $197 million or 6.9 percent over the prior year.

Net-interest income improved by $492,000, or 1.00 percent for the six month ended June 30, 2006, reflecting the challenges of a sustained inverted yield curve. Non-interest income declined by $833,000 resulting from reduced mortgage loans sales and rising earnings credit rates on commercial checking accounts.

Operating expense increased by a modest half of a percentage point as management continues the process of streamlining its operating structure. Included in the second quarter results is a charge relating to the disposition of fixed assets from a branch closing of $290,000 or $.01 per share.

The allowance for loan losses increased during the period by $793,000 as the Corporation's provision for loan losses declined by $1.2 million reflecting reductions in specific reserve allocations. As of June 30, 2006, non-performing loans totaled 94 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled 1.00 percent.

Michael L. Cox, President and Chief Executive Officer, stated that, "Year-to-date growth in loans of 6.0 percent, growth in deposits of 5.5 percent and expense containment are positive representations of the controllable items in this business." Cox also added, "Management believes that a continued focus on customer acquisition and cross selling is the best way to maximize shareholder value."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Monday, July 24, 2006. To participate dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's second quarter earnings release. A replay will be available until July 31, 2006. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 207562.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, Madison Community Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and First Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                 June 30,
                                                                         2006            2005
Assets
   Cash and due from banks                                          $    71,275     $    71,498
   Interest-bearing time deposits                                         8,529           9,255
   Investment securities                                                466,882         420,685
   Mortgage loans held for sale                                           5,338           1,356
   Loans                                                              2,591,440       2,440,906
      Less: Allowance for loan losses                                   (25,884)        (25,091)
                                                                     ----------      ----------
        Net loans                                                     2,565,556       2,415,815
   Premises and equipment                                                41,122          37,240
   Federal Reserve and Federal Home Loan Bank stock                      23,889          23,054
   Interest receivable                                                   19,539          16,950
   Core deposit intangibles and goodwill                                137,429         139,799
   Cash surrender value of life insurance                                44,358          42,827
   Other assets                                                          24,346          22,819
                                                                    -----------     -----------
           Total assets                                             $ 3,408,263     $ 3,201,298
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   340,046     $   363,654
     Interest-bearing                                                 2,195,354       2,040,624
                                                                    -----------     -----------
           Total deposits                                             2,535,400       2,404,278
   Borrowings                                                           527,347         454,400
   Interest payable                                                       6,927           5,068
   Other liabilities                                                     25,585          24,194
                                                                    -----------     -----------
           Total liabilities                                          3,095,259       2,887,940
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,259,256 and 18,415,725 shares          2,282           2,302
   Additional paid-in capital                                           142,037         146,057
   Retained earnings                                                    181,042         167,452
   Accumulated other comprehensive loss                                 (12,357)         (2,453)
                                                                    -----------     -----------
        Total stockholders' equity                                      313,004         313,358
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,408,263     $ 3,201,298
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Six Months Ended
(In thousands)                                       June 30,                    June 30,
                                                2006          2005          2006          2005
NET CHARGE OFF'S                             $    1,468    $    1,345    $    2,759    $    2,072

AVERAGE BALANCES
  Total Assets                               $3,321,852    $3,191,275    $3,279,130    $3,177,488
  Total Loans                                 2,534,675     2,430,081     2,504,886     2,422,110
  Total Deposits                              2,491,665     2,422,688     2,449,888     2,420,810
  Total Stockholders' Equity                    316,871       312,611       316,751       313,961

FINANCIAL RATIOS
  Return on Average Assets                          .88%          .99%          .90%          .91%
  Return on Avg. Stockholders' Equity              9.20         10.13          9.35          9.23
  Avg. Earning Assets to Avg. Assets              91.21         90.81         91.24         90.71
  Allowance for Loan Losses as %
  Of Total Loans                                   1.00          1.03          1.00          1.03
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .23           .22           .22           .17
  Dividend Payout Ratio                           58.97         53.49         57.50         58.98
  Avg. Stockholders' Equity to Avg. Assets         9.54          9.80          9.66          9.88
  Tax Equivalent Yield on Earning Assets           6.87          6.14          6.76          6.01
  Cost of Supporting Liabilities                   3.07          2.15          2.92          2.08
  Net Int. Margin (FTE) on Earning Assets          3.80          3.99          3.83          3.93



CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Six Months Ended
                                                               June 30,                June 30,
                                                          2006        2005         2006        2005
Interest income
   Loans receivable
     Taxable                                            $ 45,658    $ 38,831    $ 88,737    $ 75,653
     Tax exempt                                              231         189         399         323
   Investment securities
     Taxable                                               3,082       2,376       5,808       4,705
     Tax exempt                                            1,613       1,554       3,260       3,107
   Federal funds sold                                         11         112          28         139
   Deposits with financial institutions                      132         166         246         308
   Federal Reserve and Federal Home Loan Bank stock          320         285         631         593
                                                        --------    --------    --------    --------
        Total interest income                             51,047      43,513      99,109      84,828
                                                        --------    --------    --------    --------
Interest expense
   Deposits                                               16,914      10,729      31,333      20,535
   Federal funds purchased                                   625         161       1,114         204
   Securities sold under repurchase agreements             1,053         193       1,888         543
   Federal Home Loan Bank advances                         2,610       2,443       5,266       4,818
   Subordinated debentures, revolving credit lines
     and term loans                                        2,020       1,839       4,011       3,628
   Other borrowings                                           59         227         142         237
                                                        --------    --------    --------    --------
        Total interest expense                            23,281      15,592      43,754      29,965
                                                        --------    --------    --------    --------
Net interest income                                       27,766      27,921      55,355      54,863
   Provision for loan losses                               1,729       1,948       3,455       4,615
                                                        --------    --------    --------    --------

Net interest income
   after provision for loan losses                        26,037      25,973      51,900      50,248
                                                        --------    --------    --------    --------
Other income
   Fiduciary activities                                    1,949       1,963       3,900       3,925
   Service charges on deposit accounts                     2,771       3,048       5,197       5,771
   Other customer fees                                     1,389       1,188       2,744       2,273
   Net realized gains on
     sales of available-for-sale securities                   (9)          6           0           6
   Commission income                                         946         757       2,450       2,261
   Earnings on cash surrender value
     of life insurance                                       432         439         855         840
   Net gains and fees on sales of loans                      511         779       1,065       1,456
   Other income                                              422         582         797       1,309
                                                        --------    --------    --------    --------
        Total other income                                 8,411       8,762      17,008      17,841
                                                        --------    --------    --------    --------

Other expenses
   Salaries and employee benefits                         13,543      13,258      27,935      28,079
   Net occupancy expenses                                  1,477       1,422       2,911       2,831
   Equipment expenses                                      2,007       1,852       3,956       3,709
   Marketing expense                                         438         526         838         941
   Outside data processing fees                              921       1,033       1,804       2,042
   Printing and office supplies                              424         304         728         641
   Core deposit amortization                                 761         778       1,523       1,565
   Other expenses                                          4,323       4,026       7,987       7,657
                                                        --------    --------    --------    --------
        Total other expenses                              23,894      23,199      47,682      47,463
                                                        --------    --------    --------    --------

Income before income tax                                  10,554      11,536      21,226      20,626
   Income tax expense                                      3,263       3,615       6,426       6,138
                                                        --------    --------    --------    --------
Net income                                              $  7,291    $  7,921    $ 14,800    $ 14,488
                                                        ========    ========    ========    ========

Per Share Data

   Basic Net Income                                          .39         .43         .80         .78
   Diluted Net Income                                        .39         .43         .80         .78
   Cash Dividends Paid                                       .23         .23         .46         .46
   Average Diluted Shares
     Outstanding (in thousands)                           18,463      18,536      18,495      18,614



CONSOLIDATED BALANCE SHEETS

(in thousands)                                        June 30,     March 31,  December 31, September 30,   June 30,
                                                       2006          2006         2005         2005         2005
Assets
   Cash and due from banks                         $    71,275   $    59,176  $    70,417  $    81,310  $    71,498
   Interest-bearing time deposits                        8,529         9,104        8,748       10,708        9,255
   Investment securities                               466,882       441,651      434,266      436,794      420,685
   Mortgage loans held for sale                          5,338         5,170        4,910        5,026        1,356
   Loans                                             2,591,440     2,491,488    2,457,427    2,443,931    2,440,906
     Less: Allowance for loan losses                   (25,884)      (25,623)     (25,188)     (25,149)     (25,091)
                                                   -----------   -----------  -----------  -----------  -----------
        Net loans                                    2,565,556     2,465,865    2,432,239    2,418,782    2,415,815
   Premises and equipment                               41,122        39,029       39,417       38,473       37,240
   Federal Reserve and Federal Home Loan Bank stock     23,889        23,421       23,200       23,165       23,054
   Interest receivable                                  19,539        19,035       19,690       19,561       16,950
   Core deposit intangibles and goodwill               137,429       138,174      138,833      139,597      139,799
   Cash surrender value of life insurance               44,358        43,964       43,579       43,230       42,827
   Other assets                                         24,346        25,346       21,780       21,792       22,819
                                                   -----------   -----------  -----------  -----------  -----------
        Total assets                               $ 3,408,263   $ 3,269,935  $ 3,237,079  $ 3,238,438  $ 3,201,298
                                                   ===========   ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   340,046   $   325,548  $   314,335  $   346,318  $   363,654
     Interest-bearing                                2,195,354     2,120,524    2,068,241    2,118,975    2,040,624
                                                   -----------   -----------  -----------  -----------  -----------
        Total deposits                               2,535,400     2,446,072    2,382,576    2,465,293    2,404,278
   Borrowings                                          527,347       469,002      508,236      423,959      454,400
   Interest payable                                      6,927         6,412        5,874        5,643        5,068
   Other liabilities                                    25,585        31,711       26,997       25,153       24,194
                                                   -----------   -----------  -----------  -----------  -----------
        Total liabilities                            3,095,259     2,953,197    2,923,683    2,920,048    2,887,940
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,282         2,305        2,302        2,313        2,302
   Additional paid-in capital                          142,037       146,374      145,682      148,004      146,057
   Retained earnings                                   181,042       177,975      174,717      171,419      167,452
   Accumulated other comprehensive loss                (12,357)       (9,916)      (9,305)      (3,346)      (2,453)
                                                   -----------   -----------  -----------  -----------  -----------
        Total stockholders' equity                     313,004       316,738      313,396      318,390      313,358
                                                   -----------   -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,408,263   $ 3,269,935  $ 3,237,079  $ 3,238,438  $ 3,201,298
                                                   ===========   ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                             June 30,     March 31,    December 31,  September 30,    June 30,
                                             2006         2006          2005           2005           2005
   90 days past due                      $    8,818    $    5,188    $    3,965     $    3,560    $    3,696
   Non-accrual loans                         12,611        11,424        10,030         11,757        11,626
   Other real estate                          2,497         3,209         2,835          3,023         1,804
                                         ----------    ----------    ----------     ----------    ----------
        Total non-performing assets      $   23,926    $   19,821    $   16,830     $   18,340    $   17,126
                                         ==========    ==========    ==========     ==========    ==========

   Average total loans for the quarter   $2,534,675    $2,474,759    $2,447,794     $2,444,131    $2,430,081

   Total non-performing assets as a
     percent of average total loans             .94%          .80%          .69%           .75%          .70%

   Restructured loans                    $      111    $      114    $      310     $      454    $      531

CONSOLIDATED STATEMENTS OF INCOME
                                                                             Three Months Ended
(in thousands, except share data)                      June 30,      March 31,  December 31,  September 30,  June 30,
                                                         2006         2006          2005          2005         2005
Interest Income
   Loans receivable
     Taxable                                          $ 45,658      $ 43,079      $ 41,930      $ 40,853    $ 38,831
     Tax exempt                                            231           168           160           160         189
   Investment securities
     Taxable                                             3,082         2,726         2,480         2,427       2,376
     Tax exempt                                          1,613         1,647         1,672         1,595       1,554
   Federal funds sold                                       11            17            74            51         112
   Deposits with financial institutions                    132           114           202           185         166
   Federal Reserve and Federal Home Loan Bank stock        320           311           296           296         285
                                                      --------      --------      --------      --------    --------
       Total interest income                            51,047        48,062        46,814        45,567      43,513
                                                      --------      --------      --------      --------    --------
Interest expense
   Deposits                                             16,914        14,419        13,414        12,172      10,729
   Federal funds purchased                                 625           489           163           256         161
   Securities sold under repurchase agreements           1,053           835           647           523         193
   Federal Home Loan Bank advances                       2,610         2,656         2,410         2,549       2,443
   Subordinated debentures, revolving credit
     lines and term loans                                2,020         1,991         1,910         1,894       1,839
   Other borrowings                                         59            83           144            33         227
                                                      --------      --------      --------      --------    --------
        Total interest expense                          23,281        20,473        18,688        17,427      15,592
                                                      --------      --------      --------      --------    --------
Net interest income                                     27,766        27,589        28,126        28,140      27,921
   Provision for loan losses                             1,729         1,726         1,945         1,794       1,948
                                                      --------      --------      --------      --------    --------
Net interest income
   after provision for loan losses                      26,037        25,863        26,181        26,346      25,973
                                                      --------      --------      --------      --------    --------
Other income
   Fiduciary activities                                  1,949         1,951         1,762         1,794       1,963
   Service charges on deposit accounts                   2,771         2,426         2,691         2,836       3,048
   Other customer fees                                   1,389         1,355         1,432         1,389       1,188
   Net realized gains (losses) on sales of
     available-for-sale securities                          (9)            9           (24)           16           6
   Commission income                                       946         1,504           690           870         757
   Earnings on cash surrender value
     of life insurance                                     432           423           386           441         439
   Net gains and fees on sales of loans                    511           554           676           770         779
   Other income                                            422           375           516           664         582
                                                      --------      --------      --------      --------    --------
        Total other income                               8,411         8,597         8,129         8,780       8,762
                                                      --------      --------      --------      --------    --------
Other expenses
   Salaries and employee benefits                       13,543        14,392        12,596        13,384      13,258
   Net occupancy expenses                                1,477         1,434         1,428         1,570       1,422
   Equipment expenses                                    2,007         1,949         1,952         1,901       1,852
   Marketing expense                                       438           400           625           446         526
   Outside data processing fees                            921           883           989           979       1,033
   Printing and office supplies                            424           304           400           328         304
   Core deposit amortization                               761           762           767           770         778
   Other expenses                                        4,323         3,664         4,469         3,923       4,026
                                                      --------      --------      --------      --------    --------
        Total other expenses                            23,894        23,788        23,226        23,301      23,199
                                                      --------      --------      --------      --------    --------
Income before income tax                                10,554        10,672        11,084        11,825      11,536
   Income tax expense                                    3,263         3,163         3,553         3,605       3,615
                                                      --------      --------      --------      --------    --------
Net income                                            $  7,291      $  7,509      $  7,531      $  8,220    $  7,921
                                                      ========      ========      ========      ========    ========
Per Share Data

   Basic Net Income                                   $    .39      $    .41      $    .41      $    .45    $    .43
   Diluted Net Income                                      .39           .41           .41           .44         .43
   Cash Dividends Paid                                     .23           .23           .23           .23         .23
   Average Diluted Shares
     Outstanding (in thousands)                         18,463        18,526        18,558        18,590      18,536

FINANCIAL RATIOS
  Return on Average Assets                                 .88%          .93%          .95%         1.03%        .99%
  Return on Avg. Stockholders' Equity                     9.20          9.49          9.49         10.38       10.13
  Avg. Earning Assets to Avg. Assets                     91.21         91.27         91.47         90.83       90.81
  Allowance for Loan Losses as %
  Of Total Loans                                          1.00          1.03          1.02          1.03        1.03
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                             .23           .21           .31           .28         .22
  Dividend Payout Ratio                                  58.97         56.10         56.10         52.27       53.49
  Avg. Stockholders' Equity to Avg. Assets                9.54          9.78         10.05          9.89        9.80
  Tax Equivalent Yield on Earning Assets                  6.87          6.64          6.62          6.40        6.14
  Cost of Supporting Liabilities                          3.07          2.77          2.59          2.40        2.15
  Net Int. Margin (FTE) on Earning Assets                 3.80          3.87          4.03          4.00        3.99


LOANS

(in thousands)                                         June 30,     March 31,   December 31,  September 30,    June 30,
                                                         2006         2006           2005         2005           2005
Commercial and industrial loans                     $  501,238    $  486,411    $  461,102    $  476,010    $  463,002
Agricultural production financing and
   other loans to farmers                               95,352        87,433        95,130        94,262        93,274
Real estate loans:
   Construction                                        178,254       175,784       174,783       171,667       166,367
   Commercial and farmland                             813,171       743,905       734,865       719,154       723,099
   Residential                                         744,552       746,410       751,217       746,777       759,003
Individuals' loans for household and other
   personal expenditures                               208,768       202,478       200,139       186,792       182,362
Tax exempt loans                                        13,656        13,656         8,263        12,439        14,135
Lease financing receivables, net of unearned income      8,589         8,193         8,713         9,538        10,533
Other loans                                             27,860        27,218        23,215        27,292        29,131
                                                   -----------   -----------    -----------   ----------   -----------
                                                     2,591,440     2,491,488     2,457,427     2,443,931     2,440,906
Allowance for loan losses                              (25,884)      (25,623)      (25,188)      (25,149)      (25,091)
                                                   -----------   -----------    -----------   ----------   -----------
        Total loans                                 $2,565,556    $2,465,865    $2,432,239    $2,418,782    $2,415,815
                                                   ===========   ===========    ===========   ==========   ===========


DEPOSITS

(in thousands)                                        June 30,     March 31,   December 31,  September 30,   June 30,
                                                        2006         2006          2005          2005          2005

Demand deposits                                     $  758,132   $  671,027    $  690,923    $  697,597    $  720,263
Savings deposits                                       510,878      526,554       566,212       568,366       593,770
Certificates and other time deposits of
   $100,000 or more                                    313,751      320,213       264,665       320,640       234,988
Other certificates and time deposits                   952,639      928,278       860,776       878,690       855,257
                                                    -----------  -----------   -----------   -----------   -----------
                                                    $2,535,400   $2,446,072    $2,382,576    $2,465,293    $2,404,278
                                                    ===========  ===========   ===========   ===========   ===========